                                VAN KAMPEN FUNDS
                               EQUITY GROWTH FUND


                                 ANNUAL REPORT


                                 JUNE 30, 1998

                             LETTER TO SHAREHOLDERS

July 24, 1998

Dear Shareholder,

     Van Kampen American Capital is consolidating all of the retail mutual funds that we distribute under the single name of Van Kampen Funds. This move accompanies the change in our legal name to Van Kampen Funds Inc. Additionally, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds."

ECONOMIC REVIEW
     The economic crisis in Asia deepened late in the reporting period while growth continued at a robust pace in the United States and Europe. After last fall's currency crisis, signs of recovery began to appear in Asia early in 1998 as equity markets rebounded and currency values stabilized. But a steep decline in the Japanese yen beginning in February undermined investor confidence in the region and ignited fears of yet another round of currency devaluations. At the heart of the problem was a sudden worsening of economic conditions in Japan and the perceived inability of Japanese leaders to rescue the country's ailing banking system.
     Despite the drag from Asia, the U.S. economy continued to expand at a healthy rate. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on domestic economic growth. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth for later this year.
     In Europe, economic growth accelerated as the region looked forward to monetary union, set to begin in January 1999. At that time, a common currency (the euro) will begin to replace the currencies of the 11 participant nations. The elimination of foreign-exchange risk within these 11 countries and widespread financial reforms has led to a wave of mergers and acquisitions across the region.

MARKET REVIEW
     The wide variation of returns from global financial markets during the reporting period reflected the vastly different circumstances in the three major economic blocks of the United States, Europe, and Asia. In Europe, where companies have relatively little exposure to Asia, stocks posted impressive gains. During the 12 months ended in June, the Dow Jones Europe/Africa Index climbed 30.39 percent in U.S. dollar terms. The rally was broad based, with markets in Finland, France, Germany, Greece, Ireland, Italy, Portugal, and Spain each climbing more than 30 percent. European bonds also benefited from stable monetary policy and low inflation.
     Stock prices in the United States continued to move higher during the period, but the Asian financial crisis had an uneven impact on corporate profits. The Wilshire 5000 Index consisting of all publicly traded U.S. companies gained 26.32 percent during the 12 month period. Companies with heavy exposure to domestic consumers benefited from strength in the American economy, while commodity-related issues lagged. U.S. bonds benefited from a global flight to quality and from a growing perception that domestic economic growth was slowing. The yield on the Treasury's 30-year benchmark bond declined from 5.92 percent on December 31, 1997 to 5.62 percent by the end of the period.
     In Asia, renewed currency concerns caused major declines in nearly all equity markets. Despite a solid rally in January, the Dow Jones Asia/Pacific Index (excluding Japan) fell 48.77 percent during the 12 months through June and by 18.69 percent during the first half of 1998. The worst-performing Asian market was Indonesia, where the average stock lost nearly two-thirds of its value amid a deepening recession, political turmoil, and social unrest. For the 12 months through June, the Dow Jones Indonesia Index declined by 87.66 percent in U.S. dollar terms.

OUTLOOK
     We remain optimistic about the prospects for European equity markets, based on the region's accelerating growth rate and the introduction of a common currency next year. As interest rates decline, liquidity should increase as more European investors leave the sanctuary of money-market funds in favor of equities.
     Our outlook for Asia is guarded. As the reporting period ended, the Japanese government announced a bank bailout package that ignited a rally in Asian financial markets. While we view the latest reforms in a positive light, we are concerned that investor reaction to the news may have been overly euphoric.
     In the United States, economic growth is likely to slow in coming months as the impact of the Asian crisis becomes more evident. With equities already trading at record-high valuations, we are cautious about the ability of U.S. stocks to rally significantly from current levels. On a longer-term basis, however, we believe the environment for domestic equities remain highly positive.
     Several factors are helping to sustain a generally bullish environment for global bonds. Extreme economic weakness in Asia is exerting downward pressure on energy, commodity, and goods prices. Also, the strong dollar is containing U.S. inflation despite a tight labor market and above-trend economic growth.
     Additional details about your funds, including investment overviews from your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

/s/ Don G. Powell                         /s/ Dennis J. McDonnell

Don G. Powell                             Dennis J. McDonnell
Chairman                                  President
Van Kampen Investment Advisory Corp.      Van Kampen Investment Advisory Corp.

                          PORTFOLIO MANAGEMENT REVIEW

                         VAN KAMPEN EQUITY GROWTH FUND

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EQUITY GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PERIOD SINCE THE FUND'S INCEPTION ON MAY 28, 1998. THE TEAM INCLUDES KURT FEUERMAN, MANAGING DIRECTOR AND PORTFOLIO MANAGER; MARGARET JOHNSON, PRINCIPAL AND PORTFOLIO MANAGER; AND DENNIS J. MCDONNELL, CHIEF INVESTMENT OFFICER FOR EQUITY INVESTMENTS. THE FOLLOWING EXCERPT REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE SINCE INCEPTION THROUGH JUNE 30, 1998.


Q    HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A    The Fund has existed for just about a month, an extremely short time frame.
During that period (May 28, 1998, to June 30, 1998), the Fund generated a total return of 2.90 percent (Class A shares at net asset value). In comparison, the Standard & Poor's 500-Stock Index returned 3.68 percent, and the Lipper Growth Fund Index, which more closely resembles the Fund, returned 4.32 percent.
     The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds. These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent.


Q    WHICH FACTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?

A    In June, some of the Fund's larger positions registered negative performance. For example, General Motors fell about 7 percent in the month, Cendant was down about 6 percent; and Loews was down 4 percent.


Q    WHICH OF THE FUND'S HOLDINGS PERFORMED WELL DURING THE REPORTING PERIOD?

A    Some of our best performers included Clear Channel Communications, which rose about 13.8 percent in June, and Berkshire Hathaway, which appreciated about
10.8 percent during the month. Clear Channel Communications has been a leader in consolidating the radio, TV station, and, more recently, the billboard industry in the United States. We continue to like Clear Channel Communications, following the company's recent acquisition of More Group in the United Kingdom. Regarding Berkshire Hathaway, we have recently been buying General Reinsurance in the wake of the announcement of Berkshire's acquisition of the company. We believe this acquisition could change the way Berkshire is classified--from a holding company to a financial services giant.

Q    WHAT IS YOUR OUTLOOK FOR STOCKS IN THE SECOND HALF OF 1998?

A    Although there is much discussion today about the U.S. equity market's lofty valuation levels and the risks posed by weakness in Asia, we see ample opportunities for capital appreciation in individual stocks. The fact that we have plenty of new, exciting growth ideas for the portfolio is the primary reason we remain optimistic on the prospects for the market, in general.
     As of June 30, one of our largest positions was Continental Airlines, which we are enthusiastic about for several reasons. Like other airlines, Continental has recently begun to deploy free cash flow into share repurchases. This is very accretive to earnings per share (EPS) and should enhance value over time. In addition to using strong cash flow from operations, we anticipate that the company will monetize its stake in Amadeus, an international reservation system, over the next 6 to12 months. This should create cash proceeds of $300 million or more, in exchange for an asset with no earnings. Management has committed publicly to using all of those proceeds for share repurchase. At or near current prices, this would eliminate 6 percent of total shares outstanding.

Kurt Feuerman                           Margaret Johnson
PORTFOLIO MANAGER                       PORTFOLIO MANAGER

                                    VAN KAMPEN
                                  EQUITY GROWTH
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 1998
-------------------------------------------------------------------------------

                                                                         VALUE
     SHARES                                                              (000)
-------------------------------------------------------------------------------
COMMON STOCKS (97.6%)
     BASIC MATERIALS (2.1%)
          800  Du Pont (El) de Nemours Co.                                 $60
          900  Monsanto                                                     50
                                                                  ------------
                                                                           110
                                                                  ------------
     CAPITAL GOODS (17.9%)
        1,900  Case Corp.                                                   92
        1,200  Cordant Technologies, Inc.                                   55
     (a)2,000  Gulfstream Aerospace Corp.                                   93
     (a)2,600  Knoll, Inc.                                                  77
        1,100  Northrop Grumman Corp.                                      114
          900  Pitney Bowes, Inc.                                           43
          600  Textron, Inc.                                                43
        1,000  Tyco International Ltd.                                      63
        2,900  United Technologies Corp.                                   268
          700  Xerox Corp.                                                  71
                                                                  ------------
                                                                           919
                                                                  ------------

  COMMUNICATION SERVICES (2.5%)
          800  American Telephone & Telegraph Co.                           46
       (a)700  Associated Group, Inc. 'B'                                   28
     (a)1,100  Worldcom, Inc.                                               53
                                                                  ------------
                                                                           127
                                                                  ------------

  CONSUMER CYCLICALS (10.3%)
     (a)6,000  Cendant Corp.                                               125
          300  Gannett Co., Inc.                                            21
        1,900  General Motors Corp.                                        127
       (a)300  Harrah's Entertainment, Inc.                                  7
        1,100  Hilton Hotels Corp.                                          31
          800  Home Depot, Inc.                                             67
        1,100  International Game Technology                                27
          700  ITT Industries, Inc.                                         26
          600  Pulitzer Publishing Co.                                      54
       (a)800  Staples, Inc.                                                23
          700  Young & Rubicam, Inc.                                        22
                                                                  ------------
                                                                           530
                                                                  ------------

  CONSUMER STAPLES (15.3%)
     (a)1,200  Brinker International, Inc.                                  23
     (a)2,600  Clear Channel Communications, Inc.                          284
          600  Coca-Cola Co.                                                51
        2,000  Coca-Cola Enterprises, Inc.                                  79
          500  Comcast Corp. 'B'                                            20
          500  Cracker Barrel Old Country Store, Inc.                       16
        2,600  Philip Morris Cos., Inc.                                    102
          500  Quaker Oats, Co.                                             27
          400  Ralston-Ralston Purina Group                                 47
     (a)1,200  SFX Entertainment, Inc. 'A'                                  55
          500  Time Warner, Inc.                                            43
          400  WM. Wrigley Jr. Co.                                          39
                                                                  ------------
                                                                           786
                                                                  ------------


   The accompanying notes are an integral part of the financial statements.

                                                                         VALUE
     SHARES                                                              (000)
-----------------                                               ------------------
  ENERGY (0.9%)
          700  Diamond Offshore Drilling, Inc.                             $28
          300  Schlumberger Ltd.                                            20
                                                                  ------------
                                                                            48
                                                                  ------------

  FINANCIAL (26.4%)
        1,100  ACE Ltd.                                                     43
        1,000  Allstate Corp.                                               92
        1,600  American Express Co.                                        182
          700  BankAmerica Corp.                                            61
            2  Berkshire Hathaway, Inc.                                    157
          800  Chase Manhattan Corp.                                        60
          400  Citicorp                                                     60
          500  CMAC Investment Corp.                                        31
          200  General RE Corp.                                             51
        2,900  Loews Corp.                                                 253
          300  MBNA Corp.                                                   10
          500  Merrill Lynch & Co., Inc.                                    46
          300  Morgan (J.P.) & Co., Inc.                                    35
          600  Nationwide Financial Services, Inc. 'A'                      31
          100  Progressive Corp.                                            14
          600  Provident Companies, Inc.                                    21
       (a)700  Reinsurance Group of America, Inc.                           36
        1,200  St. Paul Cos., Inc.                                          50
        1,100  Travelers, Inc.                                              67
          450  Washington Mutual Inc.                                       19
          100  Wells Fargo Co.                                              37
                                                                  ------------
                                                                         1,356
                                                                  ------------

  HEALTH CARE (1.8%)
          300  Eli Lilly Co.                                                20
          300  Merck & Co., Inc.                                            40
          300  Pfizer, Inc.                                                 33
                                                                  ------------
                                                                            93
                                                                  ------------

  TECHNOLOGY (11.6%)
       (a)200  ADC Telecom, Inc.                                             7
          500  America Online, Inc.                                         53
          200  Ciena Corp.                                                  14
       (a)500  Cisco Systems, Inc.                                          46
          500  Computer Associates International, Inc.                      28
       (a)400  Dell Computer Corp.                                          37
       (a)800  Ingram Micro, Inc.                                           35
          500  Intel Corp.                                                  37
          200  International Business Machines Corp.                        23
          500  Linear Technology Corp.                                      30
     (a)1,900  Litton Industries, Inc.                                     112
     (a)1,300  Microsoft Corp.                                             141
          400  Motorola, Inc.                                               21
       (a)200  Tellabs, Inc.                                                14
                                                                  ------------
                                                                           598
                                                                  ------------

  TRANSPORTATION (8.8%)
     (a)7,400  Continental Airlines, 'B'                                   450
                                                                  ------------
TOTAL COMMON STOCKS (COST $4,879)                                        5,017
                                                                  ------------


   The accompanying notes are an integral part of the financial statements.

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
      -----                                                              -----
SHORT-TERM INVESTMENT (3.3%)
  REPURCHASE AGREEMENT (3.3%)
    $172  Chase Securities, Inc., 5.40%, dated 6/30/98,
            due 7/1/98, to be repurchased at $172, collateralized
            by $135 U.S. Treasury Bonds, 8.125%, due 5/15/21,
            valued at $177     (COST $172)                                $172
                                                                  ------------
TOTAL INVESTMENTS (100.9%) (COST $5,051)                                 5,189
OTHER ASSETS IN EXCESS OF LIABILITIES (-0.9%)                              (46)
                                                                  ------------
NET ASSETS (100%)                                                       $5,143
                                                                  ------------
                                                                  ------------

(a) - Non-income producing security


   The accompanying notes are an integral part of the financial statements.

                               VAN KAMPEN FUNDS
                     STATEMENT OF ASSETS AND LIABILITIES
                              EQUITY GROWTH FUND
-------------------------------------------------------------------------------

                                                                 JUNE 30, 1998
                                                                         (000)
-------------------------------------------------------------------------------
ASSETS:
      Investments in Securities, at Value                               $5,189
      Receivable for:
         Investments Sold                                                   41
         Dividends                                                           4
         Investment Adviser                                                  8
                                                                 -------------
           Total Assets                                                  5,242
                                                                 -------------

LIABILITIES:
      Payable for:
         Investments Purchased                                              84
         Administrative Fees                                                 1
         Custody Fees                                                        1
         Professional Fees                                                   8
         Shareholder Reporting Expenses                                      1
         Transfer Agent Fees                                                 1
         Filing and Registration Fees                                        3
                                                                 -------------
           Total Liabilities                                                99
                                                                 -------------
NET ASSETS                                                              $5,143
                                                                 -------------
                                                                 -------------

NET ASSETS CONSIST OF:
      Paid in Capital in Excess of Par                                  $5,000
      Accumulated Net Realized Gain                                          5
      Unrealized Appreciation (Depreciation) on
        Investments                                                        138
                                                                 -------------
NET ASSETS                                                              $5,143
                                                                 -------------
                                                                 -------------

CLASS A SHARES:
      Net Assets                                                        $2,057
      Shares Issued and Outstanding ($.001 par
        value) (Authorized 2,625,000,000)                                  200
      Net Asset Value and
        Redemption Price Per Share                                      $10.29
                                                                 -------------
                                                                 -------------

      Maximum Sales Charge                                               5.75%
      Maximum Offering Price Per Share (Net Asset Value
       Per Share x 100/ (100 - maximum sales charge))                   $10.92
                                                                 -------------
                                                                 -------------

CLASS B SHARES:
      Net Assets                                                        $1,543
      Shares Issued and Outstanding ($.001 par
        value) (Authorized 2,625,000,000)                                  150
      Net Asset Value and Offering Price Per Share***                   $10.28
                                                                 -------------
                                                                 -------------

CLASS C SHARES:
      Net Assets                                                        $1,543
      Shares Issued and Outstanding ($.001 par
        value) (Authorized 2,625,000,000)                                  150
      Net Asset Value and Offering Price Per Share***                   $10.28
                                                                 -------------
                                                                 -------------

      Investments at Cost                                               $5,051
                                                                 -------------
                                                                 -------------


      *** Redemption price may be subject to a contingent deferred sales charge.


   The accompanying notes are an integral part of the financial statements.

                               VAN KAMPEN FUNDS
                          STATEMENT OF OPERATIONS
                             EQUITY GROWTH FUND

                                                                 MAY 29, 1998*
                                                               TO JUNE 30, 1998
                                                                          (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                                 $               4
    Interest                                                                  5
                                                               ----------------
         Total Income                                                         9
                                                               ----------------
EXPENSES:
    Investment Advisory Fees                                                  4
         Less: Fees Waived                                                   (4)
                                                               ----------------
    Net Investment Advisory Fees                                              -

    Administrative Fees                                                       1
    Custodian Fees                                                            1
    Professional Fees                                                         8
    Shareholder Reports                                                       1
    Transfer Agent Fees                                                       1
    Distribution Fees
         Class A                                                              1
         Class B                                                              1
         Class C                                                              1
    Filing and Registration Fees                                              2
    Expenses Reimbursed by
         Adviser                                                             (8)
                                                               ----------------
         Net Expenses                                                         9
                                                               ----------------
Net Investment Income                                                         -
                                                               ----------------
NET REALIZED GAIN ON:
    Investments                                                               5
                                                               ----------------
         Net Realized Gain                                                    5
                                                               ----------------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
    Investments                                                             138
                                                               ----------------
         Change in Unrealized
            Appreciation/Depreciation                                       138
                                                               ----------------
Net Realized Gain and Change in
    Unrealized Appreciation/Depreciation                                    143
                                                               ----------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                                              $143
                                                               ----------------
                                                               ----------------

* Commencement of Operations

   The accompanying notes are an integral part of the financial statements.

                              VAN KAMPEN FUNDS
                     STATEMENT OF CHANGES IN NET ASSETS
                             EQUITY GROWTH FUND

                                                                 MAY 29, 1998*
                                                               TO JUNE 30, 1998
                                                                          (000)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
           Net Investment Income                                             $-
           Net Realized Gain                                                  5
           Change in Unrealized Appreciation/Depreciation                   138
                                                                 --------------
           Net Increase in Net Assets Resulting from Operations             143
                                                                 --------------
           Total Increase in Net Assets                                     143
                                                                 --------------
NET ASSETS -Beginning of Period                                           5,000
                                                                 --------------
NET ASSETS -End of Period                                                $5,143
                                                                 --------------
                                                                 --------------

-------------------------------------------------------------------------------
* Commencement of operations


   The accompanying notes are an integral part of the financial statements.

                                VAN KAMPEN FUNDS

                              FINANCIAL HIGHLIGHTS

                               EQUITY GROWTH FUND

                                                                 CLASS A              CLASS B              CLASS C
                                                            ------------------   ------------------   ------------------

                                                                 MAY 29, 1998*        MAY 29, 1998*        MAY 29, 1998*
SELECTED PER SHARE DATA AND RATIOS                            TO JUNE 30, 1998     TO JUNE 30, 1998     TO JUNE 30, 1998
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.00               $10.00               $10.00
                                                            ------------------   ------------------   ------------------
INCOME FROM INVESTMENT OPERATIONS
     Net Realized Gain                                                    0.29                 0.28                 0.28
                                                            ------------------   ------------------   ------------------
NET ASSET VALUE, END OF PERIOD                                          $10.29               $10.28               $10.28
                                                            ------------------   ------------------   ------------------
TOTAL RETURN (1)                                                         2.90%                2.80%                2.80%
                                                            ------------------   ------------------   ------------------
                                                            ------------------   ------------------   ------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                                       $2,057               $1,543               $1,543
Ratio of Expenses to Average Net Assets                                  1.50% **             2.25%**              2.25%**
Ratio of Net Investment Income to Average Net Assets                     0.51% **           (0.25)%**            (0.25)%**
Portfolio Turnover Rate                                                    19%                  19%                  19%
------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the Period
     Per Share Benefit to Net Investment Income                          $0.02                $0.02                $0.02
Ratios Before Expense Limitation:
     Expenses to Average Net Assets                                      4.06% **             4.81%**              4.81%**
     Net Investment Income to Average Net Assets                       (2.05)% **           (2.81)%**            (2.81)%**
------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations
**   Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.


   The accompanying notes are an integral part of the financial statements.

                                  VAN KAMPEN FUNDS
                           NOTES TO FINANCIAL STATEMENTS
                                   JUNE 30, 1998


Van Kampen Series Fund, Inc. (formerly Morgan Stanley Funds, Inc.) (the "Fund") was incorporated under the laws of Maryland on August 14, 1992 and commenced operations on January 4, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which offers redeemable shares of diversified and non-diversified investment portfolios.

As of June 30, 1998, the Fund had sixteen separate active investment portfolios:
Van Kampen Aggressive Equity Fund (formerly Morgan Stanley Aggressive Equity
Fund), Van Kampen American Value Fund (formerly Morgan Stanley American Value
Fund), Van Kampen Asian Growth Fund (formerly Morgan Stanley Asian Growth Fund), Van Kampen Emerging Markets Fund (formerly Morgan Stanley Emerging Markets
Fund), Van Kampen Equity Growth Fund, Van Kampen Global Equity Fund (formerly Morgan Stanley Global Equity Fund), Van Kampen Global Equity Allocation Fund (formerly Morgan Stanley Global Equity Allocation Fund), Van Kampen Global Fixed Income Fund (formerly Morgan Stanley Global Fixed Income Fund), Van Kampen Government Obligations Money Market Fund (formerly Morgan Stanley Government Obligations Money Market Fund), Van Kampen High Yield & Total Return Fund (formerly Morgan Stanley High Yield Fund), Van Kampen International Magnum Fund (formerly Morgan Stanley International Magnum Fund), Van Kampen Latin American Fund (formerly Morgan Stanley Latin American Fund), Van Kampen Money Market Fund (formerly Morgan Stanley Money Market Fund), Van Kampen U.S. Real Estate Fund (formerly Morgan Stanley U.S. Real Estate Fund), Van Kampen Value Fund (formerly Morgan Stanley Value Fund), and Van Kampen Worldwide High Income Fund (formerly Morgan Stanley Worldwide High Income Fund) (referred to herein respectively as "Aggressive Equity Fund," "American Value Fund," "Asian Growth Fund," "Emerging Markets Fund," "Equity Growth Fund," "Global Equity Fund," "Global Equity Allocation Fund", "Global Fixed Income Fund," "Government Obligations Money Market Fund" "High Yield & Total Return Fund," "International Magnum Fund," "Latin American Fund," "Money Market Fund," "U.S. Real Estate Fund," "Value Fund," "Worldwide High Income Fund," and individually a "Portfolio" and collectively as the "Portfolios"). The financial statements of the Equity Growth Fund are presented here separately.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

The Equity Growth Fund commenced operations on May 29, 1998.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal

                                  VAN KAMPEN FUNDS
                           NOTES TO FINANCIAL STATEMENTS
                                   JUNE 30, 1998


and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

 B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Funds Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Asset Management, Inc. ("MSAM" or a "Sub-Adviser") and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                                     CLASS B
                                                CLASS A            AND CLASS C
                                            MAX. OPERATING       MAX. OPERATING
PORTFOLIO              ADVISORY FEE          EXPENSE RATIO        EXPENSE RATIO
---------              ------------         --------------       --------------
Equity Growth             0.70%                  1.50%                2.25%

C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services, Inc., an affiliate of the advisor.

D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Portfolio a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of the Portfolio.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of each Portfolio redeemed within one to five years following such purchase.

E. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund.

F. PURCHASES AND SALES: For the period ended June 30, 1998, the Portfolio made purchases of $5,481 and sales of $607 of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

G. OTHER: At June 30, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio was:

                                                                NET
                                                            APPRECIATION
                    COST       APPREC.      (DEPREC.)      (DEPRECIATION)
FUND               (000)       (000)          (000)            (000)
----               -----       -----          -----            -----
Equity Growth     $5,051       $239          $(101)            $138

At June 30, 1998, Van Kampen Funds Inc. owned all shares of the Fund.

                                  VAN KAMPEN FUNDS
                         REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of The Van Kampen Equity Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Van Kampen Equity Growth Fund ("The Fund"), (a portfolio of the Van Kampen Series Fund Inc.) at June 30, 1998, the results of its operations, the changes in the net assets and the financial highlights for the period from May 29, 1998 (commencement of operations) to June 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management: our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP
200 E. Randolph St.
Chicago, Illinois 60601
August 11, 1998